Abiomed Presentation to FDA 515i Panel Classification Determination for Non-roller Type CPB Pumps December 6, 2012 David Weber, PhD Product and Regulatory Operations Abiomed Exhibit 99.2

Abiomed
• U.S. Medical Device firm
• Headquartered in Danvers, Massachusetts
• 450 employees
• Expertise in pumping blood for over 30 years
• Products & Clearance/Approvals:
– Extracorporeal Ventricular Assist Devices (1
st
VADs in US); PMA for
Heart Recovery, 1992
– Total Artificial Heart; HDE, 2007
– IABP; 510(k) Clearance, 2007
– Impella Microaxial Pumps; First 510(k) Clearance, 2008

• Considerations for classification of
Impella for durations of support up to
6 hours
• Discussion of Supporting Valid
Scientific Evidence
• Controls & Concluding
Recommendations
• Q&A
3
David Weber, PhD
Abiomed
Jeffrey Popma, MD
Beth Israel Deaconess
Medical Center, Boston
David Weber, PhD
William O’Neill, MD
Henry Ford Hospital, Detroit
Outline

Evolution of Nonroller-Type CPB Pumps

Expansion of “On Pump” Concept to Cath Lab, EP lab
Surgical
Cardiopulmonary Bypass
(centrifugal)
Percutaneous
Cardiac Support
(centrifugal)
Percutaneous
Cardiac Support
(micro-axial)
Percutaneous
Cardiopulmonary Support (CPS)
(centrifugal)
1960s
1980s
Surgery suite
Cath Lab
• Reduced size
• Reduced invasiveness
• Faster  set up
EP Lab

FDA Clearance for Impella
®
2.5
(K063723)
5
Supporting Clinical Data
• Total of 129 patients
• 100% from patients provided partial
circulatory support ( < 6 hrs) during
high risk PCI procedures (n=20 from
FDA Safety Study
1
, n=109 from EU
registry)
• 510(k) Summary for K063723:
“Abiomed provided a detailed analysis
based on clinical data from a
combination of 109 OUS and 20 US
patients to address patient safety”
1.  Dixon, et al., JACC, 2009

6 Since its 510(k) clearance in 2008, > 15,000 implants have been performed, ~12,000 in the U.S. Impella ® Device

Impella
®
Use in United States Since Clearance
For use up to 6 hours, 90% of Impella use is for temporary
ventricular support in the setting of HRPCI
• Median duration of support during HRPCI is 60-80mins
1,2
• Majority of patients are surgical turn-downs
3
7
1. 60 mins median support duration, US Registry (Maini et al., CCI, 2012)
2. 78 mins median support duration, PROTECT II Study (O’Neill et al., Circulation, 2012)
3. 64% deemed inoperable by site surgical consultants in PROTECT II (O’Neill et al., Circulation, 2012)

8 Sufficient Evidence on Impella
®
to Identify
Risks and Benefits
193 peer-reviewed publications since 1994
124 publications Meet Definition of “Valid Scientific Evidence”
57 pertain to use     6 hours
21 CFR Section 860.7(c)(2): “Valid Scientific Evidence”
– Well-controlled investigations
– Partially controlled studies
– Studies or objective trials without matched controls
– Well-documented case histories
– Reports of significant human experience

Largest Studies Supporting Reasonable
N = 564 patients, 245 in FDA-approved protocol
EU Registry US Registry IDE Safety
Study
IDE Randomized
Study
Study name Europella USpella PROTECT I PROTECT II
Period 2004 - 2007 2009 - 2010 2006 -2007 2007- 2010
Tot. Patients HR PCI , N=144 HR PCI , N=175 HR PCI, N=20 HR PCI, N=225 (Impella)
Tot. Centers 10 18 7 112
Publication JACC, 2009 CCI, 2012 JACC, 2009 Circulation, 2012
Conclusion “This large
multicenter registry
supports the safety,
feasibility, and
potential usefulness
of hemodynamic
support with Impella
2.5 in HR PCI.”
“The use of
Impella 2.5 in
HR PCI
appeared
feasible and safe
in the real-world
setting.”
“The Impella 2.5
system is safe,
easy to implant,
and provides
excellent
hemodynamic
support during
HR PCI.”
“The 30
-
day incidence of MAE
was not different for patients
with IABP or Impella 2.5
hemodynamic support.
However, trends for improved
outcomes were observed for
Impella 2.5 supported patients
at 90-days.”
Assurance of Safety & Effectiveness

FDA 515i Panel Classification Determination
FDA 515i Panel Classification Determination
for Non-roller Type CPB Pumps
for Non-roller Type CPB Pumps
Clinical Evidence
Clinical Evidence
December 6, 2012
December 6, 2012
Jeffrey J. Popma, MD
Jeffrey J. Popma, MD
Director, Interventional Cardiology, BIDMC
Director, Interventional Cardiology, BIDMC
Professor of Medicine, Harvard Medical School
Professor of Medicine, Harvard Medical School
Disclosures:  Research Grant, Advisory Board (1), Travel
Disclosures:  Research Grant, Advisory Board (1), Travel

Clinical Summary: Objectives-I
• FDA Executive Summary identified 5 studies using the
Impella 2.5 device, comprising 231 patients undergoing
HR-PCI.  We would request that the Panel also consider
additional analyses published after the 2011
ACC/AHA/SCAI guidelines not included in the FDA
Summary.
11
• O’Neill et al  The PROTECT II study. Circ 2012;126(14):1717-27.
-
Dangas et al (abstr). J Am Coll Cardiol 2012:60:B21
- Popma et al. (abstr), J Am Coll Cardiol 2012:59:A372
• The USpella Registry. CCI 2012;80(5):717-25.

Clinical Summary: Objectives-II
• FDA Executive Summary provides a preliminary
overview of the primary endpoint of the PROTECT-II
study as described by the DSMB.  We would request that
the Advisory Panel also consider:
- PROTECT-II Pre-defined analysis population (PP)
- PROTECT-II:  Four pre-defined subgroup analyses
- Other Registries and post-hoc analyses that describe
the totality of clinical evidence supporting the
reasonable safety and efficacy of the Impella 2.5

Impella 2.5 Clinical Evidence Base (N=799*)
Impella 2.5 Clinical Evidence Base (N=799*)
Three
Prospective
Clinical Trials
Design Type
Used in FDA
Submissions
Number of
Patients
Published  in
PROTECT I
1
Safety
Feasibility
Yes 20
JACC Interv.
2009
PROTECT II
2
Randomized Yes 452 (225) Circulation 2012
Cardio ByPass
3
Randomized No 199 (105) EJCTS 2002
Two Post Market High Risk PCI Registries
Euro Registry
4
Multicenter
Open
Yes 144 JACC 2009
U.S. Registry
5
Multicenter
Open
No 175 CCI 2012
* Does not include control arm patients for randomized trials

•
In cardiogenic shock
- Improvement in cardiac index (ISAR-SHOCK)
1
0.49±0.46 L/min/M
2
v. 0.11±0.31 L/min/M
2
with IABP (P < 0.02)
- Increase in mean arterial pressure (USPella)
2
83±17 mmHg v. 59±15 with control-IABP (P < 0.0001)
•
In Elective High Risk PCI
Improved Hemodynamics with Impella 2.5
1
Seyfarth et al.
JACC.
2008;42:1594-8;
2
USpella Registry. Transcatheter Therapeutics 2011
3
O’Neill, et al., Circulation. 2012;126:1717-1727

- Preserved cardiac power output with Impella v. IABP
-4.2±24 v. -14.2±27 with IABP (P=0.001)

15 Pre-PCI During PCI Inoperable High-Risk PCI: Hemodynamic Stability with Impella 2.5 Left Main – Left Main – Sole Remaining Vessel Sole Remaining Vessel LVEF < 35% LVEF < 35%

16 Inoperable High-Risk PCI: Hemodynamic Stability with Impella 2.5 60 80

Safety: Risks For Temp Ventricular Support
Safety: Risks For Temp Ventricular Support
Adapted from FDA Executive Summary: References in Appendix
Potential Risks (use < 6 hrs) Reasonable Assurance to Support Safety
Alteration in
Blood Composition
Large prospective RCT  (N=199 patients) showed
favorable results of Impella compared to CPB in OPCABG
with respect to blood interaction
3
Inadequate
Tissue Perfusion
Prospective RCT showed superior hemodynamic support
and better tissue perfusion with Impella vs IABP
6
Embolism
Stroke = 0.5%
1,2,4,5
Non-CNS thromboembolism = 0.8%
3
Duration of Use Median ranges from 60 [45;127] to 78 [52,113] min.
1,2,4,5
Fluid Leakage
Access site bleeding req. transfusion = 3.6%
1,3,7
Device leakage malfunction = 0.2%
1,3

References in Appendix
Safety: Risks For Temp Ventricular Support
Potential Risk (use < 6 hrs) Reasonable Assurance to Support Safety
Adverse Tissue Reaction
Two Large prospective RCT showed no evidence
of adverse tissue
3
or blood
5
reaction compared to
IABP
3
or CPB
5
respectively
Infection 3.2%
1,2,4,5
Structural / Tissue Damage
0% in 3 FDA trials and registries (N=564)
1,2,3,5,6,7
0.06% including all Impella literature in PubMed
(1/1697 patients in 197 publications)
Local Heat Generation
Stroke= 0.5%
Non-CNS Thromboembolism (PE, DVT) = 0.8%
Flow Dynamics
Hemolysis rate = 0.8%
1,3,6,7
RCT showed no  complement activation and lower
inflammatory response compared to CPB
1,3

CABG is Preferred in Patients with Complex Anatomy and Less Than High Surgical Risk 19

PROTECT II Trial Design
IMPELLA 2.5 +
PCI
IABP +
PCI
Primary Endpoint = 30-day Composite MAE* rate
1:1
R
Patients Requiring Prophylactic Hemodynamic Support
During Non-Emergent High Risk PCI on
Unprotected LM/Last Patent Conduit and LVEF 35% OR
3 Vessel Disease and LVEF 30%
Follow-up of the Composite MAE* rate at 90 days
20
<
<
*Major Adverse Events (MAE) :
Death, MI (>3xULN CK-MB or Troponin) , Stroke/TIA, Repeat Revasc, Cardiac or Vascular Operation of Vasc. Operation
for limb ischemia, Acute Renal Dysfunction, Increase in Aortic insufficiency, Severe Hypotension, CPR/VT, Angio Failure

Risk Assessment: SYNTAX vs PROTECT-II
1 2
SYNTAX
(n=903)
PROTECT II
(n=448)
Age (Mean±SD) 65±10 67±11
Diabetes (%) 26 52
Prior MI  (%) 32 68
CHF (%) 4 87
Prior PCI (%) 0 39
Prior CABG (%) 0 33
LVEF 30% (%) 1.3 92
Not Surgical Candidate (%) 0 64
Euroscore (Mean±SD) 4±3 18±18
1
PCI arm in SYNTAX trial, Serruys et al. N Engl J Med. 2009;
2
O’Neill et al. Circulation 2012

PROTECT II Enrollment & Milestones

Initial Initial
Goal: 654 pts Goal: 654 pts
Time for data collection Time for data collection
for interim analysis for interim analysis
2008 2010 2009 2011
+ 125 Patients
+ 125 Patients
11/27/2007 11/27/2007
PROTECT II PROTECT II
1st
1st
st
Patient Patient
6/2/2008
510(k)
Clearance
2/26/2010 2/26/2010
50% Enrollment 50% Enrollment
Achieved Achieved
(N=327) (N=327)
12/6/2010 12/6/2010
69% Enrollment 69% Enrollment
(N=452) (N=452)
12/6/2010 12/6/2010
Trial Halted for Futility Trial Halted for Futility
Determination* Determination*
*PROTECT *PROTECT II II protocol protocol Stopping Stopping rule rule for for futility futility = =
power at interim analysis <40%.
Conditional

PROTECT II: ITT MAE (N=448)
PROTECT II: ITT MAE (N=448)
IABP IABP
IMPELLA IMPELLA
MAE= Major Adverse Event Rate. MAE= Major Adverse Event Rate.
p=0.277
p=0.277
N=225
N=225
N=223
N=223
p=0.066
p=0.066
N=224
N=224
N=219
N=219
Log rank test, p=0.147
Log rank test, p=0.147
IABP
IABP
IMPELLA
IMPELLA
40.1%
49.3%
35.1%
40.6%
30 day MAE 90 day MAE

Adverse Events Directly Attributed to the
Device (90 days)
Impella
(N=225)
IABP
(N=223)
Death 0 0
Stroke/TIA 0 0
Myocardial Infarction 0 0
Repeat Revascularization 0 0
Need for Cardiac ,Thorac. or Vasc. Operation
0 1
Acute Renal Dysfunction
0 0
CPR or VT req. Cardioversion
0 0
Increase in Aortic Insufficiency
0 0
Severe Hypotension 0 2
Total
0 3
CEC Adjudicated Adverse Events Directly
Related to the Device in PROTECT II

25
PROTECT-II: Additional Analyses in SAP
PROTECT-II: Additional Analyses in SAP
•
• Pre-Specified Population Analyses:  Per Protocol
Pre-Specified Population Analyses:  Per Protocol
•
• Predefined Secondary Analysis:
Predefined Secondary Analysis:
-
-
Learning Curve
Learning Curve
-
-
Operator-Technique (Rotational Atherectomy)
Operator-Technique (Rotational Atherectomy)
-
-
Anatomic Indications (Left Main v. 3 V CAD)
Anatomic Indications (Left Main v. 3 V CAD)
-
-
Extreme Surgical Co-Morbidity (STS PROM)
Extreme Surgical Co-Morbidity (STS PROM)

26 PROTECT II: Per Protocol MAE (N=427)
PROTECT II: Per Protocol MAE (N=427)
p=0.092
p=0.092
N=216
N=216 N=211
N=211
p=0.023
p=0.023
N=215
N=215
N=210
N=210
IABP IABP
IMPELLA IMPELLA
42.2%
51.0%
34.3%
40.0%
30 day MAE 90 day MAE
Log rank test, p=0.048
Log rank test, p=0.048
IABP
IABP
IMPELLA
IMPELLA

90 day MAE
Relative Risk
[95% CI]
Relative Risk
[95% CI]
Group
p-value
1.02 [0.70, 1.48]
0.936
0.76 [0.59, 0.97]
0.029
0.92 [0.62, 1.38]
0.697
0.74 [0.58, 0.95]
0.016
Learning Curve: 1st
Learning Curve: 1st
st Patient Excluded
Patient Excluded
1   Impella/IABP Patient @ each site (n=119)
Intent-to-Treat
Impella better IABP better
0.0 0.0 0.5 0.5 1.0 1.0 1.5 1.5 2.0 2.0
Per Protocol
After 1   Impella/IABP  Pt @ each site
(n=324)
1   Impella/IABP Pt @ each site (n=116)
After 1   Impella/IABP  Pt @ each site
(n=309)
27
st
st
st
st

90 day MAE
Relative Risk
[95% CI]
Relative Risk
[95% CI]
Group
p-value
0.75 [0.59, 0.95]
0.014
1.19 [0.75, 1.91]
0.444
0.70 [0.55, 0.89]
0.003
1.19 [0.75, 1.91]
0.444
Rotational Atherectomy: Sub-group
Rotational Atherectomy: Sub-group
Atherectomy (n=52)
No Atherectomy (n=391)
Intent-to-Treat
Impella better IABP better
0.0 0.0 0.5 0.5 1.0 1.0 1.5 1.5 2.0 2.0
Atherectomy (n=52)
No Atherectomy (n=373)
Per Protocol

90 day MAE
Relative Risk
[95% CI]
Relative Risk
[95% CI]
Group
p-value
0.88 [0.59, 1.33]
0.552
0.81 [0.63, 1.03]
0.077
0.82 [0.53, 1.25]
0.351
0.78 [0.61, 0.99]
0.039
Anatomy Sub-group: Left Main vs 3VD
Anatomy Sub-group: Left Main vs 3VD
Left Main / Last Conduit (n=106)
Intent-to-Treat
Impella better IABP better
0.0 0.0 0.5 0.5 1.0 1.0 1.5 1.5 2.0 2.0
Per Protocol
Left Main/ Last conduit (n=101)
3VD (n=324)
3VD (n=337)

90 day MAE
Relative Risk
[95% CI]
Relative Risk
[95% CI]
Group
p-value
1.08 [0.71, 1.63]
0.733
0.77 [0.61, 0.98]
0.030
1.14 [0.75, 1.71]
0.540
0.71 [0.56, 0.91]
0.006
Excessive Surgical Co-Morbidity
Excessive Surgical Co-Morbidity
STS  10 (n=73)
Intent-to-Treat
Impella better IABP better
0.0 0.0 0.5 0.5 1.0 1.0 1.5 1.5 2.0 2.0
Per Protocol
STS < 10 (n=370)
STS     10 (n=71)
STS < 10 (n=354)

Ongoing US Impella Registry
Ongoing US Impella Registry
• Observational open registry for Impella in North America
• Sites invited to participate on June 10, 2009
• 949 patients enrolled to-date at 41 centers
• Includes all consecutive, unselected patients at each site
• Data obtained after IRB approval
• Data monitoring against source documentation
• Independent CEC for events adjudication (2 Cardiologists + 1
CT Surgeon)
• CEC adjudicated events per FDA Impella 2.5 study definitions

Consistent Results in High-Risk PCI Impella Registries
US
Registry
(175)
EU
Registry
(N=144)
30 day Outcomes (%)
Death related to the device
All causes of Death
Myocardial Infarction
Stroke
Revascularization
Bleeding req. surgery
Site bleeding req. transfusion
Vascular complications
Valve damage
Hemolysis
0
4.0
1.1
0.6
0.6
1.7
3.4
4.0
0
0
0
5.5
0
0.7
0
0.7
5.5
4.0
0
0.7
2
1
1 Sjauw et al. J Am Coll Cardiol. 2009;54(25):2430-4. ²Maini  et al.  Catheter Cardiovasc Interv. 2012;80(5):717-25.;

Summary
Summary
• Safety concerns mitigated with review of all
available clinical evidence associated with the use
of the Impella 2.5
• Substantial improvements in hemodynamics have
been demonstrated with Impella 2.5 v. IABP
• Examination of the totality of the clinical evidence
associated with the use of the Impella 2.5 v. IABP
support efficacy in defined patient populations

Conclusion
Conclusion
• Comprehensive review of the totality of clinical
evidence associated with the use of the Impella
2.5 device for its labeled “< 6 hour” indication
supports the safety and efficacy of this device,
particularly in patients undergoing high-risk PCI
• Ongoing surveillance with a comprehensive
National Registry is recommended to understand
patient outcomes for these and other indications
when applied beyond a randomized study

References
References
1. Dixon SR, Henriques JP, Mauri L, Sjauw K, Civitello A, Kar B, Loyalka P, Resnic FS, Teirstein P, Makkar R, Palacios IF, Collins M, Moses J, Benali K, O'Neill WW. A
prospective feasibility trial investigating the use of the Impella 2.5 system in patients undergoing high-risk percutaneous coronary intervention (The PROTECT I Trial): initial
U.S. experience.. JACC Cardiovasc Interv. 2009 (2):91-6.
2. Griffith BP, Anderson MB, Samuels LE, Pae WE Jr, Naka Y, Frazier OH.The RECOVER I: A multicenter prospective study of Impella 5.0/LD for postcardiotomy circulatory support. J Thorac Cardiovasc Surg. 2012 Mar 9. [Epub ahead of print]
3. O'Neill WW, Kleiman NS, Moses J, Henriques JP, Dixon S, Massaro J, Palacios I, Maini B, Mulukutla S, Dzavík V, Popma J, Douglas PS, Ohman M. A prospective, randomized clinical trial of hemodynamic support with Impella 2.5 versus intra-aortic balloon pump in patients undergoing high-risk percutaneous coronary intervention: the
PROTECT II study. Circulation. 2012 ;126(14):1717-27.
4. Seyfarth M, Sibbing D, Bauer I, Fröhlich G, Bott-Flügel L, Byrne R, Dirschinger J, Kastrati A, Schömig A.  A randomized clinical trial to evaluate the safety and efficacy of a percutaneous left ventricular assist device versus intra-aortic balloon pumping for treatment of cardiogenic shock caused by myocardial infarction. J Am Coll Cardiol.
2008;52(19):1584-8.
5. Meyns B, Autschbach R, Böning A, Konertz W, Matschke K, Schöndube F, Wiebe K, Fischer. Coronary artery bypass grafting supported with intracardiac microaxial pumps versus normothermic cardiopulmonary bypass: a prospective randomized trial. E. Eur J Cardiothorac Surg. 2002;22(1):112-7
6. Sjauw KD, Konorza T, Erbel R, Danna PL, Viecca M, Minden HH, Butter C, Engstrøm T, Hassager C, Machado FP, Pedrazzini G, Wagner DR, Schamberger R, Kerber S,
Mathey DG, Schofer J, Engström AE, Henriques JP. Supported high-risk percutaneous coronary intervention with the Impella 2.5 device the Europella registry. J Am Coll
Cardiol. 2009;54(25):2430-4.
7. Real-world use of the Impella 2.5 circulatory support system in complex high-risk percutaneous coronary intervention: The USpella Registry. Maini B, Naidu SS, Mulukutla
S, Kleiman N, Schreiber T, Wohns D, Dixon S, Rihal C, Dave R, O'Neill W. Catheter Cardiovasc Interv. 2012;80(5):717-25.
8. ABIOMED IDE  G050017- Autopsy reports 2006 and 2007.
9. Dangas et al. Impact of Hemodynamic Support with Impella vs. Intraaortic Balloon Counterpulsation on Prognostically Important Ischemic Endpoints: Results
from the PROTECT-II Trial. ., J Am Coll Cardiol 2012:60:B21
10. Popma et al., Impella Improves Clinical Outcomes When Extensive Revascularization is Performed: The PROTECT II Study. ., J Am Coll Cardiol 2012:59:13-
ppA372
11. Alasnag MA, Gardi DO, Elder M, Kannam H, Ali F, Petrina M, Kheterpal V, Hout MS, Schreiber TL.Use of the Impella 2.5 for prophylactic circulatory support during elective high-ris11.k percutaneous coronary intervention. Cardiovasc Revasc Med. 2011;12(5):299-303

Special Controls Have Been Identified and
Implemented to Mitigate Known Risks

1. Extensive testing submitted for 510(k):
Non-clinical Performance/Bench testing (41 tests on average per application)
Clinical data (Impella 2.5: 129 patients)
Testing includes evaluations of structural/tissue damage to heart, local heat generation and flow dynamics
2. Impella Post Market Registry:
Local IRB approval, Independent CEC, Corelab
3. Physician and Staff Certification Programs
4. Appropriate caution and warnings added to package insert based on post market data (studies, registries)

General and Special Controls are In Place
to Mitigate Potential Risks to Public Health

Potential Risk (use < 6 hrs) Implemented Controls
Alteration in blood composition
Performance/Bench Testing, Labeling, Registry
Inadequate tissue perfusion
Performance/Bench Testing, Labeling, Registry
Embolism
Performance/Bench Testing, Labeling, Registry
Duration of use
Labeling, Registry
Fluid leakage
Performance/Bench Testing, Labeling, Registry
Adverse tissue reaction Biocompatibility Testing
Infection
Sterility and Shelf-life testing, Registry

General and Special Controls are In Place
to Mitigate Potential Risks to Public Health

Potential Risk (use < 6 hrs) Implemented Controls
Structural/tissue damage to heart
Performance/Bench Testing, Labeling, Training, Registry
Local heat generation
Performance/Bench Testing, Registry
Flow dynamics
Performance/Bench Testing, Registry

• Abiomed Recommendation: Establish an inclusive Prospective
National Registry of Percutaneous Circulatory Support
• Leveraging current infrastructure of the Impella Registry
• On-going registry, in cooperation with FDA and the appropriate professional society, would enhance the current risk mitigation controls for class II regulation of these devices
• Combined with existing data, can potentially support future PMA indications
39
Recommendation to Expand US Impella
®
Registry

Impella
®
Safety Record Supports
Effectiveness of Current Controls
• Since 2008, Impella has been used over 15,000 times worldwide and has had no recalls in the United States and 1 recall outside the US which effected a total of 4 units
• There have been a total of 49 MDR’s since its introduction for an overall MDR rate of 0.32%
• Only 16 of these MDR’s were associated with Adverse Events, for an
MDR with AE rate of 0.11%

Conclusion 41

For temporary ventricular support up to 6 hours, including support provided during HRPCI, Impella meets the requirements for a class II designation
42
Conclusion
Further, we recommend the establishment of a prospective national registry of percutaneous circulatory support as an added special control for class II regulation of current and future devices
Sufficient information (valid scientific evidence) exists to identify risks and benefits
The risks to health have been identified and quantified
Special controls have been currently implemented to mitigate these risks
Impella safety record supports effectiveness of current controls

Thank you 43

44 APPENDIX

(thru 11/15/12)
Impella
®
MDR Rate Compared to IAB
*
* Assumes 75,000 IABs used each year
0.01%
0.07%
0.16%
0.03%
0.07%
0.73%
Death Injury Malfunction
Impella IAB
1.13%
0.32%
0.44%
0.26%
0.23%
0.44%
0.88%
1.36%
0.78%
0.42%
2008 2009 2010 2011 2012
Impella IAB

Procedural Characteristics
Procedural Characteristics
Procedural Characteristics
Procedural Characteristics
IABP
IABP
(N=211) (N=211)
Impella
Impella
(N=216) (N=216)
p-value
p-value
Use of Heparin 82.4% 93.5%
<0.001
IIb/IIIa Inhibitors 26.5% 13.4%
<0.001
Total Contrast Media (cc) 241±115 267±141
0.035
Rotational Atherectomy (RA) 9.0% 14.2%
0.083
Median # of RA Passes/lesion (IQ range)
1 (1-2) 3 (2-5)
0.001
Median # of RA passes/pt (IQ range)
2.0 (2.0-4.0) 5.0 (3.5-8.5)
0.003
Median RA time/lesion (IQ range sec)
40 (20-47) 60 (40-97)
0.004
RA of Left Main Artery 3.1% 8.0%
0.024
Total Support Time (hours) 8.23±21.0 1.86±2.7
<0.001
Discharge from Cath Lab on device 37.7% 5.6%
<0.001

Hemodynamic Support Effectiveness
Hemodynamic Support Effectiveness
CPO= Cardiac Power Output = Cardiac Output x Mean Arterial Pressure x 0.0022 (Fincke R, Hochman J et al JACC 2004; 44:340-348)
Cardiac Power Output
Cardiac Power Output
Maximal Decrease in CPO on device Support
Maximal Decrease in CPO on device Support
from Baseline (in x0.01 Watts)
from Baseline (in x0.01 Watts)
IABP
IABP Impella
Impella
N=138
N=138
N=141
N=141
- 4.2 ± 24
- 14.2 ± 27
p=0.001
p=0.001
CPO data available only for 279 patients (N=138 IABP and N=141 Impella)

CoreLab Analysis Shows No Evidence of
Damage to Cardiac or Valve Structures
Aortic/Mitral valve injury
Valve prolapse
Chordal rupture
Papillary muscle rupture
Aortic aneurysm
Structural damage to heart chambers
or septum
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
Structure
PROTECT I
(N=20)
1
PROTECT II
(N=225)
2
1
Dixon et al. JACC Interv. 2009;
2
O’Neill et al Circulation 2012

O’Neill et al 2012
Maini et al 2012
Chandola et al 2012
Dixon et al. 2009
Henriques and al. 2006
Valgimigli and al. 2005
Vlasselaers and al. 2005
Meyns and al. 2003
Siengenthaler and al. 2005
Cantena and al. 2005
Catena and al. 2004
Colombo and al. 2003
Strecker and al. 2004
Jurmann and al. 2004
1.2 hrs
1 hr
2 weeks
1.3 hrs
Up to 2 hrs
~ 2.5 hrs
6 days
2-8 days
1-10 days
N.A
2-19 days
18 days
6 days
1-7 days
2.5
2.5
5.0
2.5
2.5
2.5
2.5
5.0
5.0
5.0
5.0
5.0
5.0
5.0
225
175
1
20
19
1
1
16
24
1
8
1
1
6
TTE
TTE
TTE
TTE
TTE / Angio
Angio
Serial TEE
Serial TEE
Serial TEE
3D TTE / 2D TEE
Serial TEE
Serial TEE
Serial TEE
Serial TEE
No
No
1 patient
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
No
Study Device n LOS
Imaging
Modality
Aortic
Regurgitation
Echo findings
Trauma / valve
LOS=length of support; TEE = Trans-oesophageal echocardiogram
Over 330 Cases with Imaging Showed No
Device Related Valve Regurgitation or Trauma

Results of a Randomized Study Supports
Results of a Randomized Study Supports
Blood Compatibility of IMPELLA
Blood Compatibility of IMPELLA
® ®
Leucocytes (10x9/l)
Granulocytes (%)
Eosinophilic leucocytes (%)
Basophilic leucytes (%)
Monocytes (%)
Lymphocytes (%)
Platelets (10x9/l)
Antithrombin III (%)
D-Dimers (ug/dl)
Granulocyte elastase (ug/l)
Complement C3 (g/l)
IMPELLA
(n=105)
12.3 ± 4.4
78 ± 8.1
1.48 ± 0.98
0.65 ± 0.41
5.31 ± 2.56
14 ± 7.5
144 ± 54
60 ± 15
0.75 ± 0.65
150 ± 126
0.65 ± 0.2
Cardio-Pulmonary
Bypass
p-value
11.3 ± 4.4
78 ± 6.1
1.26 ± 0.97
0.65 ± 0.41
5.1 ± 2.72
13 ± 6.8
163 ± 50
68 ± 15
1.06 ± 2.2
259 ± 195
0.73 ± 0.2
N.S
N.S
N.S
N.S
N.S
N.S
N.S
0.0007
N.S
0.00001
0.008
Meyns and al.  Eur. J. Cardio-thoracic Surgery 22 (2002): 112-117
(n=94)

MAE= Major Adverse Event Rate MAE= Major Adverse Event Rate
N=91 N=91 N=85 N=85 N=64 N=64 N=68 N=68 N=69 N=69 N=66 N=66
Study Device Learning Curve Effect
Study Device Learning Curve Effect
90day MAE Outcome
90day MAE Outcome
Intent-to-Treat
Intent-to-Treat
IABP IABP
IMPELLA IMPELLA
2008 2009 2010

PROTECT II MAE Outcome
PROTECT II MAE Outcome
Pre-specified High Risk PCI Without Atherectomy Group
Pre-specified High Risk PCI Without Atherectomy Group
MAE= Major Adverse Event Rate MAE= Major Adverse Event Rate
39.6%
48.7%
30.6%
38.5%
30 day MAE 90 day MAE
21% MAE
p=0.014
p=0.014
N=192 N=192 N=202 N=202
p=0.06
p=0.06
N=193 N=193 N=203 N=203
23% MAE
IMPELLA
IMPELLA
IABP
IABP
Log rank test, p=0.03
Log rank test, p=0.03
Intent-to-Treat (N=396)
Intent-to-Treat (N=396)
IABP IABP
IMPELLA IMPELLA

90 day MAE
Relative Risk
[95% CI]
Relative Risk
[95% CI]
Group
p-value
Interaction
p-value
0.79 [0.64, 0.97]
0.023
0.70 [0.55, 0.89]
0.003
1.25 [0.75, 1.91]
0.444
Confounder: Use of Atherectomy
Confounder: Use of Atherectomy
Pre-Specified Sub-group Analysis
Pre-Specified Sub-group Analysis
With Atherectomy (n=52, 12%)
Without Atherectomy (n=373, 88%)
PCI Procedure
Overall
– Per Protocol (n=425)
Impella better IABP better
0.08
MAE = Major Adverse Event ; Per Protocol (PP)= Patients that met MAE = Major Adverse Event ; Per Protocol (PP)= Patients that met all incl./ excl. criteria. all incl./ excl. criteria.
Without Atherectomy
Without Atherectomy
MI (>3x ULN) MI (>3x ULN)
Repeat Revascularization Repeat Revascularization
14.8% 14.8%
6.6% 6.6%
17.4% 17.4%
10.5% 10.5%
IMPELLA IMPELLA IABP IABP
37.5% 37.5%
3.1% 3.1%
10.0% 10.0%
With Atherectomy
With Atherectomy
IMPELLA IMPELLA IABP IABP
(p=0.006) (p=0.006)
(p=0.03) (p=0.03) (p=0.492) (p=0.492)
(p=0.171) (p=0.171)
30.0% 30.0%
0.0 0.0 0.5 0.5 1.0 1.0 1.5 1.5 2.0 2.0

1. Earnshaw, et al.  Arch. of Intern Med., 2011.
2. Feldman, et al.  JACC, 2005. COMPANION
3. Choudhry, et al. JACC, 2011. JUNIPER
4. Chen, et al.  ISPOR, 2009.CHARISMA
<$100,000 Threshold
9. Winkelmayer, et al.  Medical Decision Making, 2002.
10. Moore, et al. BMC Health Services Research 2009
11. Slaughter, et al.  AHA, 2011.
12. Russo, et al.  ACC 2010.
5. Maini, et al.  TCT, 2011 PROTECT II
6. Feldman, et al.  JACC, 2005. COMPANION
7. Reynolds, et al.  ACC, 2011.
8. Reynolds, et al. Circ Arrhythm Electrophysiol, 2009
$274k
$199k
$39,367 $39,367
Comparative Cost-Effectiveness Studies
Comparative Cost-Effectiveness Studies
$0
$25
$50
$75
$100
$125
$150
$175
Aspirin
MI
CRT-P C-reactive
Protein
Clopidogrel Impella
PROTECT II
CRT-D TAVI
(LYG)
AF
ablation
Dialysis
(LYG)
MRI v.
Mammo
LVAD 1
DT(LYG)
LVAD 2
DT(LYG)